UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 29, 2021

Commission	Registrant; State of Incorporation;	IRS Employer
File Number	Address; and Telephone Number	Identification No.

1-9513	CMS ENERGY CORPORATION (A Michigan Corporation) One Energy Plaza Jackson, Michigan 49201 (517) 788-0550	38-2726431

1-5611	CONSUMERS ENERGY COMPANY (A Michigan Corporation) One Energy Plaza Jackson, Michigan 49201 (517) 788-0550	38-0442310

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
CMS Energy Corporation Common Stock, $0.01 par value	CMS	New York Stock Exchange
CMS Energy Corporation 5.625% Junior Subordinated Notes due 2078	CMSA	New York Stock Exchange
CMS Energy Corporation 5.875% Junior Subordinated Notes due 2078	CMSC	New York Stock Exchange
CMS Energy Corporation 5.875% Junior Subordinated Notes due 2079	CMSD	New York Stock Exchange
Consumers Energy Company Cumulative Preferred Stock, $1.00 par value: $4.50 Series	CMS-PB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company:  CMS Energy Corporation ☐        Consumers Energy Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  CMS Energy Corporation ☐  Consumers Energy Company ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 29, 2021, CMS Energy Corporation (“CMS Energy”) and Barclays Bank PLC (“Barclays”), as Agent for itself and the other financial institutions (the “Banks”) named in the $550 million Fourth Amended and Restated Revolving Credit Agreement dated as of June 5, 2018 between CMS Energy, the Banks and the Agent (the “CMS Agreement”), agreed to extend the termination date of the CMS Agreement. The CMS Agreement and its first amendment were previously filed as Exhibit 10.1 to the Form 8-K filed June 5, 2018 and Exhibit 10.2 to the Form 10-Q for the quarterly period ended June 30, 2020 and are incorporated herein by reference. Subject to the terms of the CMS Agreement, effective as of June 30, 2021, the termination date will extend for a period of one year to June 5, 2024.

On June 29, 2021, Consumers and JPMorgan Chase Bank, N.A. (“JPMorgan”), as Agent for itself and other Banks named in the $850 million Fifth Amended and Restated Revolving Credit Facility dated as of June 5, 2018 between Consumers, the Banks and the Agent (the “Consumers Agreement”), agreed to extend the termination date of the Consumers Agreement. The Consumers Agreement was previously filed as Exhibit 10.2 to the Form 8-K filed June 5, 2018 and is incorporated herein by reference. Subject to the terms of the Consumers Agreement, effective as of June 30, 2021, the termination date will extend for a period of one year to June 5, 2024.

Obligations under the Consumers Agreement in the amount of $850 million will continue to be secured by first mortgage bonds of Consumers issued pursuant to the 114th Supplemental Indenture dated as of March 31, 2011, the 123rd Supplemental Indenture dated as of December 20, 2013, and the 132nd Supplemental Indenture dated as of June 5, 2018 between Consumers and The Bank of New York Mellon, Trustee.

Barclays, JPMorgan and the Banks have provided banking and underwriting services to CMS Energy and Consumers in the ordinary course of business.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1	Description of the $550 million Fourth Amended and Restated Revolving Credit Agreement Extension

10.2	Description of the $850 million Fifth Amended and Restated Revolving Credit Agreement Extension
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

CMS ENERGY CORPORATION

Dated:	July 2, 2021	By:	/s/ Rejji P. Hayes
Rejji P. Hayes
Executive Vice President and Chief Financial Officer

CONSUMERS ENERGY COMPANY

Dated:	July 2, 2021	By:	/s/ Rejji P. Hayes
Rejji P. Hayes
Executive Vice President and Chief Financial Officer